Exhibit 32
CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of International Flavors & Fragrances Inc. (the “Company”) for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Andreas Fibig, as Chief Executive Officer of the Company, and Alison A. Cornell, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 1, 2016

By:	/s/ Andreas Fibig
Name:	Andreas Fibig
Title:	Chairman of the Board and Chief Executive Officer

By:	/s/ Alison A. Cornell
Name:	Alison A. Cornell
Title:	Executive Vice President and Chief Financial Officer